UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2022

General Mills, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-01185	41-0274440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard
Minneapolis, Minnesota	55426
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (763) 764-7600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	GIS	New York Stock Exchange
1.000% Notes due 2023	GIS23A	New York Stock Exchange
0.125% Notes due 2025 0.450% Notes due 2026	GIS25A GIS26	New York Stock Exchange New York Stock Exchange
1.500% Notes due 2027	GIS27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 27, 2022, the shareholders of General Mills, Inc. (the “Company”) approved the General Mills, Inc. 2022 Stock Compensation Plan (the “2022 Stock Plan”). Subject to the terms of the 2022 Stock Plan, the 2022 Stock Plan authorizes up to 35,000,000 shares of Company common stock to be available for grants of equity awards. The material terms of the 2022 Stock Plan are described in the Company’s definitive proxy statement, dated August 8, 2022, under the heading “Proposal Number 2: Approval of the 2022 Stock Compensation Plan”, which is incorporated herein by reference. Such description is qualified in its entirety by reference to the 2022 Stock Plan, a copy of which is incorporated by reference as Exhibit 10.1 to this report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 27, 2022, the Company held its 2022 Annual Meeting. There were 515,101,930 shares of common stock represented either in person or by proxy at the meeting. For more information on the following proposals submitted to shareholders, see the Company’s definitive proxy statement, dated August 8, 2022. Below are the final voting results.

1.	Election of Directors

Director Nominee	For	Against	Abstain	Broker Non-Votes
R. Kerry Clark	412,957,124	15,962,936	1,208,611	84,973,259
David M. Cordani	402,849,507	26,018,103	1,261,061	84,973,259
C. Kim Goodwin	423,712,838	5,139,103	1,276,730	84,973,259
Jeffrey L. Harmening	392,735,790	35,183,306	2,209,575	84,973,259
Maria G. Henry	413,997,177	14,959,429	1,172,065	84,973,259
Jo Ann Jenkins	423,471,652	5,467,738	1,189,281	84,973,259
Elizabeth C. Lempres	422,690,815	6,219,888	1,217,968	84,973,259
Diane L. Neal	423,686,975	5,262,595	1,179,101	84,973,259
Steve Odland	414,850,706	14,052,197	1,225,768	84,973,259
Maria A. Sastre	415,550,934	12,634,538	1,943,199	84,973,259
Eric D. Sprunk	425,252,948	3,637,739	1,237,984	84,973,259
Jorge A. Uribe	423,678,969	5,175,147	1,274,555	84,973,259

2.	2022 Stock Compensation Plan

For	Against	Abstain	Broker Non-Votes
410,082,886	17,787,480	2,258,305	84,973,259

3.	Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
403,333,843	23,873,124	2,921,704	84,973,259

4.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
485,822,653	27,867,842	1,411,435	0

5.	Shareholder Proposal – Independent Board Chairman

For	Against	Abstain	Broker Non-Votes
178,469,301	249,034,817	2,624,553	84,973,259

6.	Shareholder Proposal – Plastic Packaging Report

For	Against	Abstain	Broker Non-Votes
239,988,181	184,848,587	6,291,903	84,973,259

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

10.1	General Mills, Inc. 2022 Stock Compensation Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2022

GENERAL MILLS, INC.

By:	/s/ Karen Wilson Thissen
Name:	Karen Wilson Thissen
Title:	General Counsel and Secretary